                                                                               .
                                                                               .
                                                                               .
                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                        Effective Date
----                                                        --------------
Schwab International Index Fund - Investor Shares           July 21, 1993

Schwab International Index Fund - Select Shares             April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                 April 30, 1997

Schwab MarketTrack Growth Portfolio - Investor Shares       September 25, 1995
(formerly known as Schwab Asset Director-High Growth
Fund)

Schwab MarketTrack Growth Portfolio - P Shares              November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as    September 25, 1995
Schwab Asset Director - Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio - Investor        September 25, 1995
Shares (formerly known as Schwab Asset Director-
Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio - P Shares        November 29, 2005

Schwab Market Track All Equity Portfolio (formerly known    April 16, 1998
as Schwab Asset Director-Aggressive Growth Fund)

Schwab S&P 500 Index Fund - e.Shares                        February 28, 1996

Schwab S&P 500 Index Fund - Investor Shares                 February 28, 1996

Schwab S&P 500 Index Fund - Select Shares                   April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab           May 21, 1996
Analytics Fund)

Laudus International MarketMasters Fund - Investor Shares   September 2, 1996
(formerly known as Schwab International MarketMasters
Fund - Investor Shares, Schwab MarketManager
International Portfolio and Schwab OneSource Portfolios-
International)

Laudus International MarketMasters Fund - Select Shares     April 1, 2004
(formerly known as Schwab International MarketMasters
Fund - Select Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund - Investor Shares            October 13, 1996
(formerly known as Schwab U.S. MarketMasters Fund -
Investor Shares, Schwab MarketManager Growth Portfolio
and Schwab OneSource Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares (formerly    June 1, 2004
known as Schwab U.S. MarketMasters Fund - Select Shares,
Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor Shares        October 13, 1996
(formerly known as Schwab Balanced MarketMasters Fund -
Investors Shares, Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund - Select Shares          June 1, 2004
(formerly known as Schwab Balanced MarketMasters Fund -
Select Shares, Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund - Investor Shares       August 3, 1997
(formerly known as Schwab Small-Cap MarketMasters Fund
- Investor Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund - Select Shares         June 1, 2004
(formerly known as Schwab Small-Cap MarketMasters Fund
- Select Shares, Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known    October 28, 1998
as Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund - Investor Shares      April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares        April 15, 1999

Schwab Financial Services Fund (formerly known as           May 15, 2000
Financial Services Focus Fund)

Schwab Health Care Fund (formerly known as Health Care      May 15, 2000
Focus Fund)

Schwab Technology Fund (formerly known as Technology        May 15, 2000
Focus Fund)

Schwab Hedged Equity Fund - Investor Shares                 August 6, 2002

Schwab Hedged Equity Fund - Select Shares                   August 26, 2003

Schwab Small-Cap Equity Fund - Investor Shares              May 19, 2003

Schwab Small-Cap Equity Fund - Select Shares                May 19, 2003

Schwab Dividend Equity Fund - Investor Shares               September 23, 2003

Schwab Dividend Equity Fund - Select Shares                 September 23, 2003

Schwab Premier Equity Fund - Investor Shares                November 16, 2004

Schwab Premier Equity Fund - Select Shares                  November 16, 2004

Schwab Target 2010 Fund                                     May 4, 2005

Schwab Target 2020 Fund                                     May 4, 2005

Schwab Target 2030 Fund                                     May 4, 2005

Schwab Target 2040 Fund                                     May 4, 2005

Schwab Retirement Income Fund                               May 4, 2005

Schwab Large Cap Growth Fund - Investor Shares              May 24, 2005

Schwab Large Cap Growth Fund - Select Shares                May 24, 2005

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
              THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER
                 THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND
                            PAID MONTHLY IN ARREARS:


FUND                                                      FEE
----                                                      ---
Schwab International Index Fund - Investor Shares         Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab International Index Fund - Select Shares           Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Index Fund - Investor Shares             Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Index Fund-Select Shares                 Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Growth Portfolio - Investor Shares     Five one-hundredths of one percent
(formerly known as Schwab Asset Director-High Growth      (.05%) of the Fund's average daily net
Fund)                                                     assets

Schwab MarketTrack Growth Portfolio - P Shares            Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Balanced Portfolio (formerly known     Five one-hundredths of one percent
as Schwab Asset Director-Balanced Growth Fund)            (.05%) of the Fund's average daily net
                                                          assets

Schwab MarketTrack Conservative Portfolio - Investor      Five one-hundredths of one percent
Shares (formerly known as Schwab Asset Director-          (.05%) of the Fund's average daily net
Conservative Growth Fund)                                 assets

Schwab MarketTrack Conservative Portfolio - P Shares      Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab S&P 500 Index Fund-Investor Shares                 Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab S&P 500 Index Fund-e.Shares                        Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab S&P 500 Index Fund-Select Shares                   Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

FUND                                                      FEE
----                                                      ---
Schwab Core Equity Fund (formerly known as Schwab         Five one-hundredths of one percent
Analytics Fund)                                           (.05%) of the Fund's average daily net
                                                          assets

Laudus International MarketMasters Fund - Investor        Five one-hundredths of one percent
Shares (formerly known as Schwab International            (.05%) of the Fund's average daily net
MarketMasters Fund - Investor Shares, Schwab              assets
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Laudus International MarketMasters Fund - Select Shares   Five one-hundredths of one percent
(formerly known as Schwab International MarketMasters     (.05%) of the Fund's average daily net
Fund - Select Shares, Schwab MarketManager                assets
International Portfolio and Schwab OneSource Portfolios
-International)

Laudus U.S. MarketMasters Fund - Investor Shares          Five one-hundredths of one percent
(formerly known as Schwab U.S. MarketMasters Fund -       (.05%) of the Fund's average daily net
Investor Shares, Schwab MarketManager Growth Portfolio    assets
and Schwab OneSource Portfolios - Growth Allocation)

Laudus U.S. MarketMasters Fund - Select Shares            Five one-hundredths of one percent
(formerly known as Schwab U.S. MarketMasters Fund -       (.05%) of the Fund's average daily net
Select Shares, Schwab MarketManager Growth Portfolio      assets
and Schwab OneSource Portfolios-Growth Allocation)

Laudus Balanced MarketMasters Fund - Investor Shares      Five one-hundredths of one percent
(formerly known as Schwab Balanced MarketMasters Fund -   (.05%) of the Fund's average daily net
Investor Shares, Schwab MarketManager Balanced            assets
Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Laudus Balanced MarketMasters Fund - Select Shares        Five one-hundredths of one percent
(formerly known as Schwab Balanced MarketMasters Fund -   (.05%) of the Fund's average daily net
Select Shares, Schwab MarketManager Balanced Portfolio    assets
and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund - Investor Shares     Five one-hundredths of one percent
(formerly known as Schwab Small-Cap MarketMasters         (.05%) of the Fund's average daily net
Fund - Investor Shares, Schwab MarketManager Small Cap    assets
Portfolio and Schwab OneSource Portfolios-Small
Company)

Laudus Small-Cap MarketMasters Fund - Select Shares       Five one-hundredths of one percent
(formerly known as Schwab Small-Cap MarketMasters         (.05%) of the Fund's average daily net
Fund - Select Shares, Schwab MarketManager Small Cap      assets
Portfolio and Schwab OneSource Portfolios-Small
Company)

FUND                                                      FEE
----                                                      ---
Schwab Market Track All Equity Portfolio (formerly        Five one-hundredths of one percent
known as Schwab Asset Director-Aggressive Growth Fund)    (.05%) of the Fund's average daily net
                                                          assets

Schwab Institutional Select S&P 500 Fund (formerly        Five one-hundredths of one percent
known as Institutional Select S&P 500 Fund)               (.05%) of the Fund's average daily net
                                                          assets

Schwab Total Stock Market Index Fund - Investor Shares    Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Total Stock Market Index Fund - Select Shares      Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Financial Fund (formerly known as Financial        Five one-hundredths of one percent
Services Focus Fund)                                      (.05%) of the Fund's average daily net
                                                          assets

Schwab Health Care Fund (formerly known as Health Care    Five one-hundredths of one percent
Focus Fund)                                               (.05%) of the Fund's average daily net
                                                          assets

Schwab Technology Fund (formerly known as Technology      Five one-hundredths of one percent
Focus Fund)                                               (.05%) of the Fund's average daily net
                                                          assets

Schwab Hedged Equity Fund - Investor Shares               Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Hedged Equity Fund - Select Shares                 Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Equity Fund - Investor Shares            Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Small-Cap Equity Fund - Select Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Dividend Equity Fund - Investor Shares             Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Dividend Equity Fund - Select Shares               Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Premier Equity Fund - Investor Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Premier Equity Fund - Select Shares                Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Target 2010 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Target 2020 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

FUND                                                      FEE
----                                                      ---
Schwab Target 2030 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Target 2040 Fund                                   Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Retirement Income Fund                             Zero percent (0%) of the Fund's average
                                                          daily net assets

Schwab Large Cap Growth Fund - Investor Shares            Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Schwab Large Cap Growth Fund - Select Shares              Five one-hundredths of one percent
                                                          (.05%) of the Fund's average daily net
                                                          assets

Except with respect to the Schwab Target 2010 Fund, Schwab 2020 Fund, Schwab 2030 Fund, Schwab 2040 Fund and the Schwab Retirement Income Fund, the aforementioned transfer agency services fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub-transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one-hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third-party intermediary provides sub-transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                                    SCHWAB CAPITAL TRUST

                                    By:     /s/ Stephen B. Ward
                                            ------------------------------------
                                            Stephen B. Ward,
                                            Senior Vice President
                                            and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:     /s/ Fred Potts
                                            ------------------------------------
                                            Fred Potts,
                                            Senior Vice President

Dated as of April 1, 2006